Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is entered into at Columbus, Ohio, as of September 23, 2009 (the “Effective Date”), among M/I FINANCIAL CORP., an Ohio corporation (the “Borrower”), each Lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and THE HUNTINGTON NATIONAL BANK, as Administrative Agent (the “Administrative Agent”).  This Amendment amends and modifies a certain Credit Agreement dated as of April 29, 2009 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrower, the Lenders and the Administrative Agent.  All capitalized terms in this Amendment that are not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

RECITALS:

A.           As of April 29, 2009, the Borrower, the Lenders and the Administrative Agent executed the Credit Agreement setting forth the terms of certain extensions of credit to the Borrower; and

B.           As of April 29, 2009, the Borrower executed and delivered to the Administrative Agent, inter alia, a revolving note in the original principal sum of Thirty Million Dollars ($30,000,000) (the “Note”); and

C.           The Borrower has requested that the Administrative Agent and the Lenders remove the seasonal limitation on advances in respect of the amount of the Aggregate Commitments to permit advances of up to $30,000,000, pursuant to the terms and subject to the conditions of the Credit Agreement and amend and modify certain other terms and covenants in the Credit Agreement, and the Administrative Agent and the Lenders are willing to do so upon the terms and subject to the conditions contained herein, including without limitation, obtaining the consent of M/I Homes, Inc.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:

1. Amendment of Definition.  The definition of “Aggregate Commitments” set forth in Section 1.1, “Certain Definitions,” of the Credit Agreement is hereby amended to recite as follows:

“Aggregate Commitments” means the Commitments of all Lenders, which amount shall not exceed $30,000,000.

2. Replacement of Schedule 1.1 Commitments.  Schedule 1.1, “Commitments and Commitment Percentages,” to the Credit Agreement is hereby amended and replaced with the Schedule 1.1 attached to this Amendment.

3. Conditions of Effectiveness.  This Amendment shall become effective as of the Effective Date, upon satisfaction of all of the following conditions precedent:

(a)           The Administrative Agent shall have received execution and delivery of, by all parties signatory thereto, originals, or completion as the case may be, to the satisfaction of the Administrative Agent and its counsel, containing such information requested by the Administrative Agent and its counsel and reflecting the absence of any material fact or issues and in all respect satisfactory to the Administrative Agent, each of the following Loan Documents:

(i)           Two duly executed copies of this Amendment; and

(ii)            Two duly executed copies of the Amendment to Fee Letter;

(b)           The Administrative Agent shall have received a fee in respect of this Amendment in the amount of $750;  and

(c)           The representations contained in the immediately following paragraph shall be true and accurate.

4. Representations and Warranties.  The Borrower represents and warrants to the Administrative Agent as follows: (a) after giving effect to this Amendment, each representation and warranty made by or on behalf of the Borrower in the Credit Agreement and in any other Loan Document is true and correct in all respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to a date prior hereto; (b) the execution, delivery and performance by the Borrower of this Amendment and each other Loan Document have been duly authorized by all requisite corporate or organizational action on the part of the Borrower and will not violate any Requirement of Law applicable to the Borrower; (c) this Amendment has been duly executed and delivered by the Borrower, and each of this Amendment, the Credit Agreement and each other Loan Document as amended hereby constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with the terms thereof; and (d) no event has occurred and is continuing, and no condition exists, which would constitute an Event of Default.

5. Reference to and Effect on the Loan Documents.  (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “Credit Agreement,” “Agreement,” the prefix “herein,” “hereof,” or words of similar import, and each reference in the Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.  (b) Except to the extent amended or modified hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain as written originally and in full force and effect in accordance with their respective terms and are hereby ratified and confirmed, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Administrative Agent may have hereunder or thereunder.  Nothing in this Amendment shall constitute a novation.  The amendments set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of the Administrative Agent’s rights under, or of any other term or provisions of, the Credit Agreement or any other Loan Document, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of the Borrower which would require the consent of the Administrative Agent.

6. No Waiver.  Nothing in this Amendment shall be construed to waive, modify, or cure any default or Event of Default that exists or may exist under the Credit Agreement or any other Loan Document.

7. Waiver of Right to Trial by Jury.  EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AMENDMENT OR ANY LOAN DOCUMENT, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

8. Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, and all of which together will constitute one and the same instrument.  Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof will constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

9. Costs and Expenses.  The Borrower agrees to pay on demand in accordance with the terms of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of the Administrative Agent’s counsel with respect thereto.

10. Further Assurances.  The Borrower hereby agrees to execute and deliver such additional documents, instruments and agreements reasonably requested by the Administrative Agent as may be reasonably necessary or appropriate to effectuate the purposes of this Amendment.

11. Governing Law.  This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio.

12. Headings.  Section headings in this Amendment are included herein for convenience of reference only and will not constitute a part of this Amendment for any other purpose.

13. Patriot Act Notice.  The Administrative Agent hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub.L.10756 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow the Administrative Agent to identify the Borrower in accordance with the Act.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the Borrower, the Lenders and the Administrative Agent have hereunto set their hands as of the date first set forth above.

THE BORROWER:

M/I FINANCIAL CORP.

By:
Paul S. Rosen, President and Chief
Executive Officer

THE LENDER:

THE HUNTINGTON NATIONAL BANK

By:
Jeffrey D. Blendick, Vice President

THE ADMINISTRATIVE AGENT:

THE HUNTINGTON NATIONAL BANK

By:
Jeffrey D. Blendick, Vice President

REAFFIRMATION AND CONSENT OF LIMITED GUARANTOR

The undersigned (“Guarantor”), being a guarantor of a portion of the indebtedness of M/I Financial Corp. (the “Borrower”) to The Huntington National Bank (the “Lender”) pursuant to one or more certain guaranty agreements in favor of the Lender, hereby (i) consents and agrees to be bound by the terms, conditions and execution of the above Amendment No. 1 to Credit Agreement, (ii) reaffirms each warranty, representation, covenant and agreement made by such Guarantor in one or more guaranty agreements executed and delivered to the Lender, and (iii) agrees that such Guarantor’s rights and obligations shall be continuing as provided in each such guaranty agreements and that said guaranty agreements shall remain as written originally and continue in full force and effect in all respects.

M/I HOMES, INC., an Ohio Corporation

By:
Phillip G. Creek, Executive Vice
President and Chief Financial Officer

Schedule 1.1

COMMITMENTS AND COMMITMENT PERCENTAGES

LENDER	COMMITMENT	COMMITMENT PERCENTAGES
The Huntington National Bank	$30,000,000	100%